UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Passage Bio, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PASSAGE BIO, INC.2024 Annual Meeting Vote by May 20, 2024 11:59 PM ETPASSAGE BIO, INC. ONE COMMERCE SQUARE 2005 MARKET STREET 39TH FLOOR PHILADELPHIA, PA 19103V42381-P06592You invested in PASSAGE BIO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2024.Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Meeting* May 21, 2024 9:00 AM, ETwww.virtualshareholdermeeting.com/PASG2024*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items 1. To elect two Class I directors, each to serve a three-year term through the third Annual Meeting of Stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal. Nominees: 01) William Chou, M.D. 02) Derrell Porter, M.D. 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. Any such other business as may properly come before the meeting or any adjournment thereof.Board RecommendsForForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V42382-P06592